UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 7, 2023

Isoray, Inc. (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33407 (Commission File Number)	41-1458152 (IRS Employer Identification No.)

350 Hills Street, Suite 106, Richland, Washington 99354
(Address of Principal Executive Offices) (Zip Code)

(509) 375-1202
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ISR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02            Termination of Material Definitive Agreement.

William Cavanagh III was terminated from his position of Chief Research and Development Officer of Isoray, Inc. (the “Company” or “Isoray”) on February 7, 2023, which constitutes a termination of his Employment Agreement dated May 24, 2021 concurrently with a Change of Control as defined therein. Following his termination, the Company and Mr. Cavanagh expect to enter into a Separation Agreement pursuant to which he will receive the payments and other benefits described in Item 5.02 below subject to meeting the terms thereof, but there is no assurance this will occur. Mr. Cavanagh remains subject to non-solicitation, non-disparagement, and confidentiality obligations.

Item 5.02.          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

William Cavanagh III was terminated from his position of Chief Research and Development Officer of the Company on February 7, 2023.

In connection with his termination, the Company and Mr. Cavanagh expect to enter into a Separation Agreement, pursuant to which and in accordance with his Employment Agreement, the Company will pay Mr. Cavanagh all accrued but unpaid wages through his termination date based on his current salary of $341,000 per year and reimburse all approved but unreimbursed business expenses, provided that a request for reimbursement is submitted within 5 days of his termination. Additionally, the Company expects that the Separation Agreement will provide that Mr. Cavanagh receive an amount equivalent to the premiums for continuation of his health insurance for one year and that it contain a release by Mr. Cavanagh of any and all issues and claims he may have against the Company in any way related to his employment with or separation from employment with the Company, however there is no assurance that entry into the Separation Agreement will occur or be on the terms discussed above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2023

Isoray, Inc., a Delaware corporation

By: /s/ Johan (Thijs) Spoor
Johan (Thijs) Spoor, CEO